Sutherland Asbill & Brennan LLP                     1275 Pennsylvania Avenue, NW
ATTORNEYS AT LAW                                       Washington, DC 20004-2415
                                                                    202.383.0100
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                                                                  www.sablaw.com



                               February 22, 1998

Board of Directors
Protective Life Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223


Directors:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of pre-effective amendment number 1 to the Registration Statement on Form N-4 (File No. 333-68551) filed by Protective Life Insurance Company and Protective Variable Annuity Separate Account with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                   Very truly yours,

                                   SUTHERLAND ASBILL & BRENNAN LLP



                                   By: /s/ David S. Goldstein
                                      ------------------------------------
                                             David S. Goldstein